Exhibit 99.2

Transformation

John V. Faraci

Chairman & CEO

Marianne M. Parrs

Executive VP & CFO

July 19, 2005

Forward-Looking Statements

These slides contain forward-looking statements. Such statements reflect management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the ability of the company to accomplish its transformation plan and to realize anticipated cost savings, the demand and pricing for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, changes in energy costs, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions, specifically in Brazil, Russia and China, changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

Transformation

Significantly improve profitability

Improve the balance sheet

Return value to shareowners

Focused Global Paper and Packaging Company

Transformation Plan Overview

Key Platform Businesses

Uncoated Papers, Global Packaging, Global

Improve Profitability Improvement initiatives Reduce cost base of transformed company Realign U.S. mills

Selected Assets to Evaluate 50.5% stake in Carter Holt Harvey Coated Papers Beverage Pkg. Kraft Papers Arizona Chemical U.S. Forestlands - (selected) Wood Products

Priorities for Use of Proceeds

Maintain investment grade credit rating – repay debt

Return value to shareowners

Consider selective investments in best assets / new opportunities

# IP Today

*Diversified Paper & Forest Products Company*

INTERNATIONAL PAPER

| 51% of 2004 Revenue | 28% of 2004 Revenue | 21% of 2004 Revenue |
|---|---|---|
| **Paper** | **Packaging** | **Forest Products** |

## Paper (51% of 2004 Revenue)

**Uncoated Papers**
- Uncoated free sheet
- Bristols

**xpedx**
- Distribution

**Market Pulp**

**Coated Papers**
- Coated groundwood
- Coated free sheet

## Packaging (28% of 2004 Revenue)

**Industrial Packaging**
- Containerboard
- Corrugated boxes
- Kraft paper

**Consumer Packaging**
- Coated board
- Beverage pkg.
- Shorewood
- Foodservice

## Forest Products (21% of 2004 Revenue)

**Forest Resources**
- Tree farming

**Wood Products**
- Lumber
- Plywood

**Carter Holt Harvey**
- Forest products

**Arizona Chemical**

5

The Case for Transformation

The world and our business has changed and IP’s strategy has changed with it

Will not wait for the market cycle to improve – must take new steps now

Transformation Plan

Today

Diversified N. American Paper and Forest Products Company

Narrow IP’s focus to key platform businesses

Improve profitability of key platform businesses

Pursue options for selected assets

Future

Focused Global Paper and Packaging Company

Improved balance sheet Returning value to shareowners Earning cost of capital returns

Transformation Plan Overview

Key platform businesses

Key Platform Businesses

Uncoated Papers, Global

Packaging, Global

Improve Profitability Improvement initiatives Reduce cost base of transformed company Realign U.S. mills

Selected Assets to Evaluate 50.5% stake in Carter Holt Harvey Coated Papers Beverage Pkg. Kraft Papers Arizona Chemical U.S. Forestlands - (selected) Wood Products

Priorities for Use of Proceeds

Maintain investment grade credit rating – repay debt

Return value to shareowners

Consider selective investments in best assets / new opportunities

Uncoated Papers

IP’s distinct market advantages

Low cost producers can earn cost of capital returns Best ROS in industry segment - U.S., Europe and Brazil Significant potential

Cost improvement in U.S.

Demand growth in E. Europe, Latin America and Asia

IP is the largest, best positioned global producer with distinct market advantages

Superior access to markets

Strong positions with global customers

Product development opportunities

Supply chain efficiencies

Uncoated Papers

Leader in uncoated paper

U.S. 8 mills 4.8 MM tpy

W. Europe 3 mills 600,000 tpy

E. Europe 2 mills 700,000 tpy

2004 Results*

$5.8 B revenue 14 paper mills

6.6 MM tpy

Brazil 1 mill 500,000 tpy

Uncoated papers mill

* Includes Market Pulp revenues ($660MM) but excludes Fine Papers ($165MM) 10

Distribution - xpedx

Key channel to market for paper & packaging

#1 North American merchant with synergy and supply chain opportunities with IP’s paper and packaging segments

Printing Papers 60%

Packaging 20%

Facility Supplies 15%

Graphics 5%

xpedx 2004 sales revenue by category

xpedx represents

35% of IP’s total merchant sales

15% of IP’s total uncoated paper sales

Packaging

Global platform in packaging

Strong U.S. industrial packaging and European corrugated box businesses

A top global producer of coated board

Global packaging customers

U.S. Industrial Packaging

Strong businesses

2004 Results*

$3.3 B revenue 70 box plants 8 board mills

4.6 MM tpy

Corrugated box plant Containerboard mill

* Excludes Specialty Papers revenues ($680MM)

International Container

Strong business

Europe 25 box plants 2 recycled board mills

Asia 6 box plants

Latin America 1 box plant

2004 Results $920 MM revenue 32 box plants 2 recycled board mills

Corrugated box plant Recycled board mill

Consumer Packaging

Global customers and differentiated products

North America 3 coated board mills 1.4 MM tpy

Eastern Europe** 2 coated board machines 240,000 tpy

2004 Results*

$1.7 B revenue 27 converting plants 5 mills producing coated board

1.6 MM tpy

Converting plant Coated board mill

* Excludes Beverage Packaging plants and business revenues ($600MM). ** E. European coated board revenues included in Uncoated Papers segment.

Transformation Plan Overview

Improve profitability

Key Platform Businesses

Uncoated Papers, Global Packaging, Global

Improve Profitability Improvement initiatives Reduce cost base of transformed company Realign U.S. mills

Selected Assets to Evaluate 50.5% stake in Carter Holt Harvey Coated Papers Beverage Pkg. Kraft Papers Arizona Chemical U.S. Forestlands - (selected) Wood Products

Priorities for Use of Proceeds

Maintain investment grade credit rating – repay debt

Return value to shareowners

Consider selective investments in best assets / new opportunities

Improve Profitability

Initiatives

Improvement initiatives on more focused asset base

Manufacturing excellence Supply chain Lower S&A

Mix improvements

Targeted customer segments (volume) U.S. mill realignment

Targeting $400 MM average annual savings

Assumes no change in input costs from current levels

# Improve Profitability

*Realign U.S. mill system*

INTERNATIONAL PAPER

- **Improve profitability of U.S. mill system without increasing capacity**

**Next Steps**

- Transform high cost uncoated paper mill into low cost linerboard mill (Pensacola, FL)
- Close 1 small medium mill (Ft. Madison, IA)

**Evaluate Options**

- Downsize 1 small uncoated paper mill (Bastrop, LA)
- Close / sell 2 small medium mills (Terre Haute, IN & Groveton, NH)
- Close 1 small linerboard mill (Pineville, LA)
- Selective investments in low cost uncoated paper and containerboard mills

18

# Improve Profitability

## *Realign U.S. mill system - Uncoated Papers*

INTERNATIONAL PAPER

- **Rationalized 1 million tons of uncoated paper capacity 2000-2003**
- **Indefinitely shut three uncoated paper machines removing 430K tpy of capacity in 1H'05**

***Next Steps***

- **Convert Pensacola, FL mill to linerboard removing 350K tpy of uncoated paper capacity in 2006/2007**

***Evaluate Options***

- **Downsize Bastrop, LA mill removing up to 300K tpy of uncoated paper capacity**
- **Consider selective investment in low cost uncoated paper mills**

19

Improve Profitability

Realign U.S. mill system - Uncoated Papers

Improving IP’s uncoated paper machines position on global cost curve

2004 Cash Cost Per Ton ($)

0 100 200 300 400 500 600 700 800 900

0 5,000 10,000 15,000 20,000 25,000 30,000

Over 70% of IP’s uncoated paper machines are in the first or second global cost quartile

Androscoggin PM1*

Pensacola PM3*

Louisiana PM3*

Pensacola PM5**

* Indefinitely shut in 1H’05

** To be converted to linerboard in 2007

Cumulative Global Capacity (000 short tons)

Data from Jaakko Poyry CostTrac Model and IP Data for 4Q 2004

# Improve Profitability

## *Realign U.S. mill system - Containerboard*

INTERNATIONAL PAPER

***Next Steps***

- Convert Pensacola, FL mill to lightweight linerboard adding 500K tpy of high-value capacity in 2006/2007
- Close 100K tpy of medium capacity at Ft. Madison, Iowa

***Evaluate Options***

- Close Pineville, LA mill removing 400K tpy of linerboard capacity
- Close / Sell Terre Haute, IN and Groveton, NH medium mills (260K tpy)
- No net increase in capacity

21

Improve Profitability

Realign U.S. mill system summary

Targeted results of U.S. mill realignment:

Fewer, larger, lower-cost, more profitable mills

Lowest cost and able to run at full capacity Mill system will be sized to match IP capacity to our customer demand

Transformation Plan Overview

Selected assets to evaluate

Key Platform Businesses

Uncoated Papers, Global Packaging, Global

Improve Profitability Improvement initiatives Reduce cost base of transformed company Realign U.S. mills

Selected Assets to Evaluate 50.5% stake in Carter Holt Harvey Coated Papers Beverage Pkg. Kraft Papers Arizona Chemical U.S. Forestlands - (selected) Wood Products

Priorities for Use of Proceeds

Maintain investment grade credit rating – repay debt

Return value to shareowners

Consider selective investments in best assets / new opportunities

Focus on Uncoated Papers & Packaging

Pursue strategic options – Carter Holt Harvey

50.5% stake in Carter Holt Harvey

2004 Results $2.2 B revenue 4 paper mills

1.1 MM tpy of linerboard & pulp

29 wood products plants

785,000 acres $100 MM op. profit $210 MM D&A $3.3 B capital employed

Carter Holt Harvey is Australasia’s leading forest products company, with significant interests in wood products, pulp, paper and packaging, supported by forests

# Focus on Uncoated Papers & Packaging

*Pursue strategic options – Coated & SC Paper*

INTERNATIONAL PAPER



U.S.
4 mills
2.0 MM tpy
Bucksport, ME
Jay, ME
Quinnesec, MI
Sartell, MN
Pine Bluff, AR
Inpacel, Brazil
Brazil
1 mill
200,000 tpy
Coated paper mill
Coated paper machine

## Coated & SC Paper*

2004 Results

- $1.6 B revenue
- 5 coated paper mills - 2.2 MM tpy
- $5 MM op. profit
- $140 MM D&A
- $3.0 B capital employed

*Includes coated paper machine at Pine Bluff, AR mill.

25

Focus on Uncoated Papers & Packaging

Pursue strategic options – Beverage Pkg.

Beverage Pkg.*

2004 Results $0.9 B revenue 17 plants 1 mill – 450K tpy $40 MM op. profit $35 MM D&A $480 MM capital employed

Pine Bluff, AR

Converting plant

Liquid packaging board mill

* Includes Pine Bluff, AR liquid packaging board mill

Focus on Uncoated Papers & Packaging

Pursue strategic options – Kraft Papers

Kraft Papers*

2004 Results $160 MM revenue 1 mill – 400K tpy Kraft paper ($5) MM op. profit $17 MM D&A $240 MM capital employed

Roanoke Rapids, NC

Kraft paper mill

* Includes Roanoke Rapids Kraft paper mill.

Focus on Uncoated Papers & Packaging

Pursue strategic options – Arizona Chemical

W. Europe 6 plants

U.S. 6 plants

Arizona Chemical

2004 Results $0.7 B revenue 12 plants $40 MM op. profit $25 D&A $320 MM capital employed

Converting plant

Focus on Uncoated Papers & Packaging

Pursue strategic options – Forest Products

Great Lakes 0.5 MM acres

Northeast 0.3 MM acres

South 6.0 MM acres

Forest Resources

2004 Results $0.9 B revenue 6.8 MM acres $540 MM op. profit $60 MM COTH $2.5 B capital employed

Wood Products

2004 Results $1.5 B revenue 25 plants $250 MM op. profit $50 MM D&A $0.8 B capital employed

Wood products plant Forestlands

Focus on Uncoated Papers & Packaging

Pursue strategic options for selected assets

Selected assets contribution to 2004 results

100 90 80 70 60 50 40 30 20 10 0

Business Segment Capital Employed Business Segment Sales Operating Profit

Key Businesses

Forest Products

Other selected assets

20%

10%

30%

20%

15%

35%

5%

35%

40%

Transformation Plan Overview

Priorities for use of proceeds

Key Platform Businesses

Uncoated Papers, Global Packaging, Global

Improve Profitability Improvement initiatives Reduce cost base of transformed company Realign U.S. mills

Selected Assets to Evaluate 50.5% stake in Carter Holt Harvey Coated Papers Beverage Pkg. Kraft Papers Arizona Chemical U.S. Forestlands - (selected) Wood Products

Priorities for Use of Proceeds

Maintain investment grade credit rating – repay debt

Return value to shareowners

Consider selective investments in best assets / new opportunities

Priorities for Use of Proceeds

Asset sales after-tax proceeds are anticipated to be in the range of $8-10 B, depending on the mix of businesses sold or spun off Priorities for use of asset sales proceeds:

1. Maintain investment grade credit rating – repay debt beyond target of $12 B (40-50%) 2. Returning value to shareowners (25-30%) 3. Selective reinvestment to be considered (20-25%)

# Transformation Timeline

INTERNATIONAL PAPER



Carter Holt Harvey
Coated & SC Papers (incl. Inpacel mill)
Beverage Packaging (incl. Pine Bluff mill)
Arizona Chemical
Kraft Papers (incl. Roanoke Rapids mill)
Selected forestlands and related wood products business
U.S. mill realignment
Expect to substantially complete transformation in two years
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2005
2006
2007

33

IP Going Forward

More focused Improved profitability Higher earnings per share Less debt Improved return on investment

Summary

Executing transformational portfolio choices

Improving our key platform businesses Strengthening the balance sheet Returning value to shareowners

Q & A